INCOME TAXES	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 11 - INCOME TAXES

Income tax expense during interim periods is based on applying an estimated annual effective income tax rate to year-to-date income, plus any significant unusual or infrequently occurring items which are recorded in the interim period. The provision for income taxes for the three months and nine months ended September 30, 2023 and 2022 differs from the amount that would be provided by applying the statutory U.S. federal income tax rate of 21% to pre-tax income primarily due to permanent differences, state taxes and change in valuation allowance. A full valuation allowance was in effect, which resulted in the Company’s zero tax expense.

Management assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use the existing deferred tax assets. A significant piece of objective negative evidence evaluated was the cumulative loss incurred since inception. Such objective evidence limits the ability to consider other subjective evidence such as the Company’s projections for future growth. On the basis of this evaluation, a full valuation allowance has been recorded at September 30, 2023 and December 31, 2022 to record the deferred tax asset that is not likely to be realized.

The computation of the annual estimated effective tax rate at each interim period requires certain estimates and significant judgement including, but not limited to, the expected operating income for the year, projections of the proportion of income earned and taxed in various jurisdictions, permanent and temporary differences, and the likelihood of recovering deferred tax assets generated in the current year. The accounting estimates used to compute the provision for income taxes may change as new events occur, more experience is obtained, additional information becomes known or as the tax environment changes.

NOTE 12 - INCOME TAXES

For the years ended December 31, 2022 and 2021, the domestic and foreign components of loss before income taxes consist of the following (in thousands):

	2022	2021

Domestic	$(23,945)	$(20,307)
International	100	19
Loss before income taxes	$(23,845)	$(20,288)

For the years ended December 31, 2022 and 2021, income tax expense (benefit) consists of the following (in thousands):

	2022	2021
Current income tax benefit (expense):
Federal	$-	$-
States	-	-
Total current income tax benefit (expense)	-	-

Deferred income tax benefit (expense):
Federal	-	-
States	-	-
Total deferred income tax benefit (expense)	-	-

Total income tax expense (benefit)	$-	$-

For the years ended December 31, 2022 and 2021, income tax benefit differed from amounts that would result from applying the U.S. statutory income tax rate of 21.0% to the Company’s loss before income taxes as follows (in thousands):

	2022	2021

Income tax (benefit) computed at federal statutory rate	$(5,007)	$(4,261)
PPP loan forgiveness	(270)	109
Other permanent differences	346	-
State tax expenses	(510)	(502)
Prior year adjustment to state NOL	(44)	(275)
Non-qualified stock option cancellations	613	-
Change in valuation allowance	4,872	4,929

Total income tax benefit	$-	$-

As of December 31, 2022 and 2021, the principal components of deferred tax assets and liabilities were as follows (in thousands):

	2022	2021
Deferred tax assets:
Net operating loss carryforwards	13,786	9,150
Stock based compensation	776	1,005
Lease liability	561	-
Property, equipment and intangibles	458	-
Other	452	699

Total deferred tax assets before valuation allowance	16,033	10,854
Valuation allowance	(15,639)	(10,766)
Total deferred income tax assets after valuation allowance	394	88
Deferred tax liabilities:
Property, equipment and intangibles	-	(88)
ROU asset	(394)	-
Total deferred income tax liabilities	(394)	(88)

Net deferred tax assets and liabilities	$-	$-

Management assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use the existing deferred tax assets. A significant piece of objective negative evidence evaluated was the cumulative loss incurred since inception. Such objective evidence limits the ability to consider other subjective evidence such as our projections for future growth. On the basis of this evaluation, as of December 31, 2022, a valuation allowance of $15.6 million has been recorded to record the deferred tax asset that is more likely than not to be realized. The net change during the year in the total valuation allowance is an increase of $4.8 million.

The Company has federal net operating loss carry forwards of $58.2 million. The Company also has various state net operating loss carry forwards. The determination of the state net operating loss carry forwards is dependent upon the apportionment percentages and state laws that can change from year to year and impact the amount of such carry forwards. If federal net operating loss carry forwards are not utilized, approximately $3.3 million will begin to expire in 2036. As of December 31, 2022, the remaining federal net operating losses of $54.8 million have no expiration dates.

Federal and state laws impose substantial restrictions on the utilization of net operating loss (“NOL”) carryforwards in the event of an ownership change for income tax purposes, as defined in Section 382 of the Internal Revenue Code (“IRC”). Pursuant to IRC Section 382, annual use of the Company’s NOL carryforwards may be limited in the event a cumulative change in ownership of more than 50% occurs within a three-year period. The Company has not completed an IRC Section 382 analysis regarding the limitation of NOL carryforwards. However, it is possible that past ownership changes will result in the inability to utilize a significant portion of the Company’s NOL carryforward that was generated prior to any change of control. The Company’s ability to use its remaining NOL carryforwards may be further limited if the Company experiences an IRC Section 382 ownership change in connection with future changes in the Company’s stock ownership.

Management does not believe that there are significant uncertain tax positions related to the 2022 and 2021 taxable periods. There are no interest and penalties related to uncertain tax positions for the years ended December 31, 2022 and 2021.

The Company files income tax returns in the United States federal and various state jurisdictions. The Company is no longer subject to income tax examinations for federal income taxes before 2019 or for states before 2018. Net operating loss carryforwards are subject to examination in the year they are utilized regardless of whether the tax year in which they are generated has been closed by statute. The amount subject to disallowance is limited to the NOL utilized. Accordingly, the Company may be subject to examination for prior NOL’s generated as such NOL’s are utilized. As of December 31, 2022, the Company has filed all appropriate foreign operation tax returns.